Exhibit 99.1

Webcast: Today, October 30, 2015 at 10:00 a.m. ET

www.bbgi.com

Replay information provided below

News Announcement	For Immediate Release

CONTACT:
B. Caroline Beasley, Chief Financial Officer	Joseph N. Jaffoni
Beasley Broadcast Group, Inc.	JCIR
239/263-5000; email@bbgi.com	212/835-8500 or bbgi@jcir.com

BEASLEY BROADCAST GROUP REPORTS THIRD QUARTER NET REVENUE

OF $26.3 MILLION COMPARED TO COMBINED NET REVENUE OF

$24.5 MILLION IN COMPARABLE YEAR-AGO PERIOD

NAPLES, Florida, October 30, 2015 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (“Beasley,” “Beasley Broadcast” or the “Company”), a large- and mid-size market radio broadcaster, today announced operating results for the three month period ended September 30, 2015.

On December 1, 2014 the Company completed an Asset Exchange with CBS Radio Stations Inc. (CBS Radio) whereby Beasley exchanged a total of five radio stations in the Philadelphia and Miami-Fort Lauderdale markets for a total of fourteen CBS Radio stations in the Tampa-St. Petersburg, Charlotte and Philadelphia markets. As a result of the transaction, in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company is required to report the five stations that CBS Radio received under “discontinued operations” for the 2014 third quarter, despite having operated them through November 2014. The table below summarizes the results of continuing and discontinued operations for the three and nine month periods ended September 30, 2015 and 2014.

The 2015 third quarter income (loss) and income (loss) per diluted share was impacted by a pre-tax $3.5 million non-cash goodwill impairment charge related to the Company’s Wilmington, Delaware station as a result of the Company’s qualitative assessment and subsequent goodwill impairment testing.

Summary of Third Quarter Results

	Three Months Ended September 30,		Nine Months Ended September 30,
In millions, except per share data	2015	2014	2015	2014
Continuing Operations
Net revenue	$26.3	$13.0	$77.5	$40.1
Station operating income (SOI) (non-GAAP)	6.6	3.6	21.3	12.1
Operating income (loss)	(0.1)	0.9	7.6	3.8
Income (loss) (1)	(0.7)	(0.0)	3.1	(0.2)
Income (loss) per diluted share (1)	$(0.03)	$0.00	$0.13	$(0.01)

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Beasley Broadcast Group, 10/30/15	page 2

	Three Months Ended September 30,		Nine Months Ended September 30,
In millions, except per share data	2015	2014	2015	2014
Discontinued Operations
Net revenue	$—	$11.5	$—	$34.5
Station operating income (SOI) (non-GAAP)	—	4.2	—	12.3
Operating income	—	4.0	—	11.9
Income	—	2.5	—	6.3
Income per diluted share	$—	$0.11	$—	$0.28

Combined Operations (continuing and discontinued operations) (non-GAAP)
Net revenue	$26.3	$24.5	$77.5	$74.6
Station operating income (SOI)	6.6	7.8	21.3	24.4
Operating income (loss)	(0.1)	5.0	7.6	15.7
Net income (loss) (1)	(0.7)	2.5	3.1	6.2
Net income (loss) per diluted share attributable to Beasley Broadcast shareholders (1)	$(0.03)	$0.11	$0.13	$0.27

(1)	Net income and net income per diluted share from continuing operations for the three and nine month periods ended September 30, 2015 include a pre-tax $3.5 million impairment loss related to goodwill in Wilmington. Net income and net income per diluted share from continuing operations for the nine month period ended September 30, 2015 include a $0.4 million benefit from insurance proceeds related to a damaged radio tower in Augusta, Georgia.

Please refer to the “Calculation of SOI” and “Reconciliation of SOI to Net Income” tables at the end of this announcement for a discussion regarding SOI calculations. “Continuing & Discontinued Operations” is the sum of Continuing Operations and Discontinued Operations. Please refer to the “Pro Forma” and “Reconciliation of Pro Forma SOI to Net Income” tables at the end of this announcement for a discussion regarding our pro forma results.

“On a combined basis, third quarter top line revenue growth of 7% reflects the ongoing leadership of our Ft. Myers cluster as well as growth in Tampa-St. Petersburg, one of the two markets we entered as a result of last year’s asset exchange. The station exchange diversified our local radio and marketing solutions platform and, since closing the transaction, we have been executing plans to extract operating and financial synergies from the transaction.

“However, on a pro forma basis, third quarter net revenue decreased 4.5% while SOI declined 12.2%. The decline in pro forma revenue largely reflects weakness in Charlotte, Las Vegas, Fayetteville and Wilmington, which reduced operating leverage and impacted SOI. However, we continue to make progress with the Tampa-St. Petersburg and Charlotte integration initiatives and reduced combined station operating expenses in these markets by approximately $700,000, while company-wide cost reductions led to a 1.5% reduction in third quarter station operating expenses.

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Beasley Broadcast Group, 10/30/15	page 3

“We are now approximately eleven months into our integration and transition plan related to the asset exchange and despite it being more difficult and time consuming than expected, we believe our success in expense management combined with our ratings strength should lead to financial benefits from the swap in late 2016. In the meantime, we continue to make progress in reducing debt, while returning capital to shareholders. During the third quarter we made credit facility repayments totaling $3.0 million, reduced borrowings to $90.2 million at September 30, 2015 and declared our eighth consecutive quarterly cash dividend.

“Looking forward, we remain focused on operating our station clusters to match or exceed their market’s revenue performance while further strengthening our balance sheet. We believe our ratings and programming are in great shape and look forward to benefiting from the integration, programming, personnel, cost-efficiency and operating changes put in place over the last year.”

Webcast Information

The Company will host a webcast today, October 30, 2015, at 10:00 a.m. ET to discuss its financial results and operations. Interested parties may access the webcast at the Company’s web site at www.bbgi.com. Following its completion, a replay of the webcast can be accessed for five days on the Company’s web site, www.bbgi.com.

About Beasley Broadcast Group:

Founded in 1961, Beasley Broadcast Group, Inc., www.bbgi.com, is a radio broadcasting company that owns and operates 52 stations (34 FM and 18 AM) located in twelve large- and mid-size markets in the United States.

Definitions

Combined operations (non-GAAP) consists of continuing operations and discontinued operations and financial metrics presented as combined operations are calculated by adding together the respective continuing operations and discontinued operations financial metric being presented. Station Operating Income (SOI) consists of net revenue less station operating expenses. We define station operating expenses as cost of services and selling, general and administrative expenses.

Pro forma results, as presented herein, assume the asset exchange occurred on January 1, 2014. For the three and nine months ended September 30, 2014, pro forma results include revenue and expenses from the fourteen stations we received in the asset exchange with CBS Radio located in the Tampa-St. Petersburg, Charlotte, and Philadelphia markets.

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Beasley Broadcast Group, 10/30/15	page 4

SOI, SOI from continuing operations, SOI from discontinued operations, and SOI from combined operations are financial measures of performance that are not calculated in accordance with GAAP. We use these non-GAAP financial measures for internal budgeting purposes. We also use SOI to make decisions as to the acquisition and disposition of radio stations. SOI, SOI from continuing operations, SOI from discontinued operations and SOI from combined operations exclude corporate-level costs and expenses and depreciation and amortization, which may be material to an assessment of the Company’s overall operating performance. Management compensates for this limitation by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of the Company’s operating performance. Moreover, the corresponding amounts of the non-cash and corporate-level costs and expenses excluded from the calculation are available to investors as they are presented on our statements of operations contained in our periodic reports filed with the Securities and Exchange Commission (SEC).

SOI is a measure widely used in the radio broadcast industry. The Company recognizes that because SOI is not calculated in accordance with GAAP, it is not necessarily comparable to similarly titled measures employed by other companies. However, management believes that SOI provides meaningful information to investors because it is an important measure of how effectively we operate our business (i.e., operate radio stations) and assists investors in comparing our operating performance with that of other radio companies.

Note Regarding Forward-Looking Statements:

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “may,” “could,” “should,” “will,” “expects,” “anticipates,” “intends,” “continue,” “looking forward,” “plans,” “believes,” “estimates” and similar expressions or the negative of these terms or other comparable terminology are intended to identify such forward-looking statements. Key risks are described in our reports filed with the SEC including in our Annual Report on Form 10-K for the year ended December 31, 2014. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including: risks that the stations acquired in the asset exchange with CBS Radio will not be integrated successfully or that the combined company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; risks relating to unanticipated costs of integrating the stations acquired in the asset exchange with CBS Radio; external economic forces that could have a material adverse impact on our advertising revenues and results of operations; our radio stations may not be able to compete effectively in their respective markets for advertising revenues; we may not remain competitive if we do not respond to changes in technology, standards and services that affect our industry; our substantial debt levels; and, the loss of key personnel. Our actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our SEC filings, including but not limited to Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, copies of which can be obtained from the SEC, www.sec.gov, or our website, www.bbgi.com. All information in this release is as of October 30, 2015, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations.

-tables follow-

Beasley Broadcast Group, 10/30/15	page 5

BEASLEY BROADCAST GROUP, INC.

Consolidated Statements of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net revenue	$26,264,321	$13,047,411	$77.539.498	$40,143,834

Operating expenses:
Station operating expenses (including stock-based compensation and excluding depreciation and amortization shown separately below) (2)	19,651,996	9,421,385	56,207,610	28,089,890
Corporate general and administrative expenses (including stock-based compensation) (3)	2,307,208	2,194,584	7,049,243	6,812,207
Radio station exchange transaction cost	—	—	349,917	—
Depreciation and amortization	863,867	492,568	2,822,594	1,436,537
Impairment loss	3,520,933	—	3,520,933	—

Total operating expenses	26,344,004	12,108,537	69,950,297	36,338,634
Operating income (loss)	(79,683)	938,874	7,589,201	3,805,200
Non-operating income (expense):
Interest expense	(1,064,069)	(1,080,812)	(2,953,078)	(3,404,616)
Loss on extinguishment of long-term debt	—	(6,970)	—	(30,569)
Other income (expense), net	1,880	261,058	492,379	302,081

Income (loss) from continuing operations before income taxes	(1,141,872)	112,150	5,128,502	672,096
Income tax expense (benefit)	(403,933)	119,868	2,036,015	834,353

Income (loss) from continuing operations	(737,939)	(7,718)	3,092,487	(162,257)
Income from discontinued operations (net of income taxes)	—	2,466,528	—	6,325,228

Net income (loss)	$(737,939)	$2,458,810	$3,092,487	$6,162,971

Basic net income (loss) per share:
Continuing operations	$(0.03)	$—	$0.14	$(0.01)

Discontinued operations	$—	$0.11	$—	$0.28

Net income (loss) per share	$(0.03)	$0.11	$0.14	$0.27

Diluted net income (loss) per share:
Continuing operations	$(0.03)	$—	$0.13	$(0.01)

Discontinued operations	$—	$0.11	$—	$0.28

Net income (loss) per share	$(0.03)	$0.11	$0.13	$0.27

Basic common shares outstanding	22,921,200	22,820,761	22,907,054	22,807,413

Diluted common shares outstanding	22,999,488	22,908,376	22,995,350	22,908,208

(1)	We refer to “Cost of services,” and “Selling, general and administrative” together as “station operating expenses” for the “Calculation of SOI” and “Reconciliation of SOI to Net Income” below.
(2)	Includes stock-based compensation of $41,791 and $46,804 for the three months ended September 30, 2015 and 2014, respectively and $125,373 and $175,558 for the nine months ended September 30, 2015 and 2014, respectively.
(3)	Includes stock-based compensation of $230,207 and $325,528 for the three months ended September 30, 2015 and 2014, respectively and $788,505 and $919,047 for the nine months ended September 30, 2015 and 2014, respectively.

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Beasley Broadcast Group, 10/30/15	page 6

Selected Balance Sheet Data - Unaudited

(in thousands)

	September 30, 2015	December 31, 2014
Cash and cash equivalents	$11,096	$14,259
Working capital	23,257	21,511
Total assets	310,134	315,967
Long term debt, net of current portion	90,108	94,581
Stockholders’ equity	$131,110	$130,542

Selected Statement of Cash Flows Data – Unaudited

	Nine months Ended September 30,
	2015	2014
Net cash provided by operating activities	$9,917,359	$13,162,883
Net cash used in investing activities	(2,086,057)	(2,588,403)
Net cash used in financing activities	(10,994,801)	(11,652,292)

Net decrease in cash and cash equivalents	$(3,163,499)	$(1,077,812)

Calculation of SOI – Unaudited

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net revenue	$26,264,321	$13,047,411	$77,539,498	$40,143,834
Station operating expenses	(19,651,996)	(9,421,385)	(56,207,610)	(28,089,890)

SOI	$6,612,325	$3,626,026	$21,331,888	$12,053,944

Reconciliation of SOI to Net Income - Unaudited

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
SOI	$6,612,325	$3,626,026	$21,331,888	$12,053,944
Corporate general and administrative expenses	(2,307,208)	(2,194,584)	(7,049,243)	(6,812,207)
Radio station exchange transaction costs	—	—	(349,917)	—
Depreciation and amortization	(863,867)	(492,568)	(2,822,594)	(1,436,537)
Impairment loss	(3,520,933)	—	(3,520,933)	—
Interest expense	(1,064,069)	(1,080,812)	(2,953,078)	(3,404,616)
Loss on extinguishment of long-term debt	—	(6,970)	—	(30,569)
Other income (expense), net	1,880	261,058	492,379	302,081
Income tax benefit (expense)	403,933	(119,868)	(2,036,015)	(834,353)
Discontinued operations	—	2,466,528	—	6,325,228

Net income (loss)	$(737,939)	$2,458,810	$3,092,487	$6,162,971

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Beasley Broadcast Group, 10/30/15	page 7

Calculation of SOI – Discontinued Operations - Unaudited

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net revenue	$—	$11,502,333	$—	$34,500,964
Station operating expenses	—	(7,344,422)	—	(22,168,457)

SOI	$—	$4,157,911	$—	$12,332,507

Reconciliation of SOI to Net Income – Discontinued Operations - Unaudited

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
SOI	$—	$4,157,911	$—	$12,332,507
Depreciation and amortization	—	(141,668)	—	(421,011)
Other income (expense), net	—	—	—	(330,416)
Income tax expense	—	(1,549,715)	—	(5,255,852)

Net income	$—	$2,466,528	$—	$6,325,228

Calculation of SOI – Combined Operations

(continuing and discontinued operations) - Unaudited

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net revenue	$26,264,321	$24,549,744	$77,539,498	$74,644,798
Station operating expenses	(19,651,996)	(16,765,807)	(56,207,610)	(50,258,347)

SOI	$6,612,325	$7,783,937	$21,331,888	$24,386,451

Reconciliation of SOI to Net Income – Combined Operations

(continuing and discontinued operations) - Unaudited

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
SOI	$6,612,325	$7,783,937	$21,331,888	$24,386,451
Corporate general and administrative expenses	(2,307,208)	(2,194,584)	(7,049,243)	(6,812,207)
Radio station exchange transaction costs	—	—	(349,917)	—
Depreciation and amortization	(863,867)	(634,236)	(2,822,594)	(1,857,548)
Impairment loss	(3,520,933)	—	(3,520,933)	—
Interest expense	(1,064,069)	(1,080,812)	(2,953,078)	(3,404,616)
Loss on extinguishment of long-term debt	—	(6,970)	—	(30,569)
Other income (expense), net	1,880	261,058	492,379	(28,335)
Income tax benefit (expense)	403,933	(1,669,583)	(2,036,015)	(6,090,205)

Net income (loss)	$(737,939)	$2,458,810	$3,092,487	$6,162,971

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Beasley Broadcast Group, 10/30/15	page 8

Combined Operations – Unaudited

	Three Months Ended September 30, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$13,047,411	$11,502,333	$24,549,744

Operating expenses:
Station operating expenses	9,421,385	7,344,422	16,765,807
Corporate general and administrative expenses	2,194,584	—	2,194,584
Depreciation and amortization	492,568	141,668	634,236

Total operating expenses	12,108,537	7,486,090	19,594,627
Operating income	938,874	4,016,243	4,955,117
Non-operating income (expense):
Interest expense	(1,080,812)	—	(1,080,812)
Loss on extinguishment of long-term debt	(6,970)	—	(6,970)
Other income (expense), net	261,058	—	261,058

Income before income taxes	112,150	4,016,243	4,128,393
Income tax expense	119,868	1,549,715	1,669,583

Net income (loss)	(7,718)	2,466,528	2,458,810

	Nine Months Ended September 30, 2014 (unaudited)
	Continuing Operations	Discontinued Operations	Combined Operations
Net revenue	$40,143,834	$34,500,964	$74,644,798

Operating expenses:
Station operating expenses	28,089,890	22,168,457	50,258,347
Corporate general and administrative expenses	6,812,207	—	6,812,207
Depreciation and amortization	1,436,537	421,011	1,857,548

Total operating expenses	36,338,634	22,589,468	58,928,102
Operating income	3,805,200	11,911,496	15,716,696
Non-operating income (expense):
Interest expense	(3,404,616)	—	(3,404,616)
Loss on extinguishment of long-term debt	(30,569)	—	(30,569)
Other income (expense), net	302,081	(330,416)	(28,335)

Income before income taxes	672,096	11,581,080	12,253,176
Income tax expense	834,353	5,255,852	6,090,205

Net income (loss)	(162,257)	6,325,228	6,162,971

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Beasley Broadcast Group, 10/30/15	page 9

Pro Forma

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Reported net revenue	26,264,321	13,047,411	77,539,498	40,143,834
Exchange stations	(576)	14,444,596	(3,148)	43,136,702

Pro forma net revenue	26,263,745	27,492,007	77,536,350	83,280,536

Reported station operating expenses	19,651,996	9,421,385	56,207,610	28,089,890
Exchange stations	(30,834)	10,508,452	88,208	31,388,303

Pro-forma station operating expenses	19,621,162	19,929,837	56,295,818	59,478,193

Pro forma net revenue	26,263,745	27,492,007	77,536,350	83,280,536
Pro forma station operating expenses	19,621,162	19,929,837	56,295,818	59,478,193

Pro forma SOI	6,642,583	7,562,170	21,240,532	23,802,343

Reconciliation of Pro Forma SOI to Net Income

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Pro forma SOI	6,642,583	7,562,170	21,240,532	23,802,343
Pro forma net revenue adjustment	576	(14,444,596)	3,148	(43,136,702)
Pro forma station operating expenses adjustment	(30,834)	10,508,452	88,208	31,388,303
Corporate general and administrative expenses	(2,307,208)	(2,194,584)	(7,049,243)	(6,812,207)
Radio station exchange transaction costs	—	—	(349,917)	—
Depreciation and amortization	(863,867)	(492,568)	(2,822,594)	(1,436,537)
Impairment loss	(3,520,933)	—	(3,520,933)	—
Interest expense	(1,064,069)	(1,080,812)	(2,953,078)	(3,404,616)
Loss on extinguishment of long-term debt	—	(6,970)	—	(30,569)
Other income (expense), net	1,880	261,058	492,379	302,081
Income tax benefit (expense)	403,933	(119,868)	(2,036,015)	(834,353)
Discontinued operations	—	2,466,528	—	6,325,228

Net income (loss)	(737,939)	2,458,810	3,092,487	6,162,971

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